EXHIBIT 10.3

                                IVAX CORPORATION

                          1997 EXECUTIVE RETENTION PLAN

                                   SUPPLEMENT

         The following Supplement to the Corporation's 1997 Executive Retention Plan is applicable to the employee designated below and sets forth the definitions of Benefit Period, Retention Period and Separation Pay under the Plan with respect to such employee. Capitalized terms used but not defined in this Supplement have the meanings given to them in the Plan. This Supplement is not valid unless executed by the Corporation's President or Vice President, Human Resources.

         Eligible Participant

         Position

         Benefit Period        Three years

         Retention Period      Three years

         Separation Pay        3.00  times  the  higher  of  (i)  the   Eligible
                               Participant's  base annual  salary at the time of
                               termination,   or   (ii)   the   highest   annual
                               compensation  in the  form  of base  salary  plus
                               bonus  paid to the  Eligible  Participant  by the
                               Corporation  or a  Subsidiary  during  any of the
                               three  calendar  years   preceding  the  date  of
                               termination.




Authorized:                                          Date:  March 31, 1997
                  ---------------------------------
                  Edward J. O'Brien
                  Vice President, Human Resources
                  IVAX Corporation